NORTHEAST
                                    INVESTORS
                                      TRUST
                              A NO LOAD INCOME FUND
                               Summary Prospectus
                                February 1, 2012
                       NORTHEAST INVESTORS TRUST ("NTHEX")
                                 125 High Street
                              Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                               SUMMARY PROSPECTUS
                                February 1, 2012

SUMMARY SECTION

You can find the Trust's prospectus and other information about the Trust, including the Statement of Additional Information and the most recent reports to shareholders online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com.


Investment Objective:
Northeast Investors Trust (the Trust) is a no-load high-yield bond fund whose primary objective is the production of income.

Fees and Expenses:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees  (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases                    None
Maximum Deferred Sales Charge (Load)                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
Redemption Fee                                                      None

Annual Trust Operating Expenses (Expenses Deducted From Fund Assets)
Trustees' Fees                                                      0.50%
Distribution (12b-1 Fees)                                           None
Other Expenses                                                      0.42%
Including:
        Interest Expense                                            0.10%
        Operating Expense                                           0.32%
Total Annual Trust Operating Expenses                               0.92%

Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                        1 year       3 years       5 years      10 years
                        $94            $293          $509        $1,131


Portfolio Turnover:
The Trust pays transaction costs, such as commissions, when it buys or sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust's performance. During the most recent fiscal year, the Trust's portfolio turnover rate was 33.34% of the average value of its portfolio.


Primary Investment Strategies:
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as junk bonds).


Principal Risks:
Risk of Lower Rated Debt Securities: Lower rated debt securities may be subject to increased market volatility based on factors such as: the ability of an issuer to make its current interest payments, the potential for principal loss if an issuer declares bankruptcy, and the potential difficulty in disposing of certain securities, and therefore can present an increased risk of investment loss.

Income Risk: The chance that falling interest rates and/or defaults will cause the Trust's income to decline. Shareholders should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk: The chance that the value of bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to interest rate changes than those with shorter maturities.

The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Average Annual Total Return for the Periods Ended December 31, 2011
                                                1 Year   5 Years     10 Years
Northeast Investors Trust
Return before taxes                              -0.72%   1.85%          5.43%
Return after taxes on distributions              -3.11%  -0.93%          2.53%
Return after taxes on distributions and sale of
Trust Shares                                     -0.45%  -0.10%          2.89%

Bank of America Merrill Lynch
High Yield Master II Index1                       4.38%   7.33%          8.59%

1 The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged market value-weighted index comprised of over 2,100 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.


Annual Total Returns:
The following bar chart shows the change in value of the Trust's shares over the past 10 years. It illustrates how the returns can differ one year to the next.

Calendar Years
 2002    2003    2004    2005    2006    2007    2008    2009     2010   2011
 3.23%  14.35%  14.38%   2.23%  12.10%   0.17% -37.27%  53.79%   14.25% -0.72%
[Object omitted]

Best quarter: 2nd quarter 2009, up 31.46%
Worst quarter: 4th quarter 2008, down -28.22%

Fund Management:
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee since 1960 and served as its chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since 1989, and was appointed Chairman in 2000.

Purchasing and Redeeming Shares:
You may purchase or redeem shares of the Trust on any business day by mail (125 High Street, Boston, MA 02110) or fax (617)742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704.
Shares may be purchased by scheduled electronic bank transfers, by check, or by wire. All redemption requests must be in writing and must include a medallion signature guarantee if the redemption is in excess of $10,000. You will receive redemption proceeds by check or by scheduled electronic bank transfers. You generally buy and redeem shares at the Trust's next-determined net asset value
(NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading.
The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:
The Trust's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.


Payments to Broker-Dealers or Other Financial Intermediaries:
The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.